SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                    MAY 7, 2009


                               ENTECH  SOLAR, INC.
                               -------------------
               (Exact Name of Registrant as specified in charter)

  Delaware                          0-16936                       33-0123045
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(State or other jurisdiction       (Commission                  (IRS Employer
   of incorporation)              File Number)             Identification No.)


   13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas        76177
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    (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:   817/ 379-0100


                                     N/A
         ------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 7, 2009, Entech Solar, Inc. (the "Company") issued a press release (the "Press Release") announcing its results of operations and financial condition for the first quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item
2.02 by this reference.

     On May 7, 2009, the Company also held a conference call to discuss the Company's financial results for the first quarter ended March 31, 2009. A copy of management's presentation for the conference call (the "Script") is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference.

     The information contained in this Item 2.02, including the related information set forth in the Press Release and the Script attached hereto and incorporated by reference herein, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise. The information in this
Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1     Press Release dated May 7, 2009.
99.2     Script dated May 7, 2009.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.


By:     /s/ Frank W. Smith
      ----------------------------------
            Frank W. Smith
            Chief Executive Officer


Dated:     May 7, 2009